Other income, net (Tables)	12 Months Ended
Dec. 31, 2025
Other Income and Expenses [Abstract]
Schedule of Other income, net

	For the year ended December 31,
	2023	2024	2025
	(in thousands)
Government grants (Note a)	13,201	7,891	8,547
Realized change in fair value of investments	—	740	567
Unrealized change in fair value of investments	174	(60)	21
Interest expense and guarantee fee	(62)	(56)	(40)
Others	(122)	(223)	(761)
	13,191	8,292	8,334

Note a: The government grants are provided by local government to support the qualified research and development projects with no repayment obligations. The amount recognized represents conditions for meeting grants are fulfilled for the years ended December 31, 2023, 2024 and 2025.